UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2017

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 31, 2017, MicroStrategy Incorporated (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended December 31, 2016. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed pursuant to Item 2.02 in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2016 Cash Bonus Determinations for Executive Officers

On January 29, 2017, the Chief Executive Officer of the Company (the “CEO”) (i) determined a cash bonus award to Timothy E. Lang, the Company’s Senior Executive Vice President & Chief Technology Officer, in the amount of $378,000, (ii) determined a cash bonus award to Phong Q. Le, the Company’s Senior Executive Vice President & Chief Financial Officer, in the amount of $495,000, and (iii) determined a cash bonus award to W. Ming Shao, the Company’s Senior Executive Vice President & General Counsel, in the amount of $378,000, in each case with respect to the executive’s performance in 2016. The CEO determined these awards based on a subjective evaluation of the applicable executive’s performance in the context of general economic and industry conditions and Company performance during 2016.

On January 30, 2017, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) determined a cash bonus award to David J. Rennyson, the Company’s Senior Executive Vice President, Worldwide Sales, in the amount of $672,987 based on the achievement of bonus metrics set forth in the 2016 bonus plan for Mr. Rennyson adopted by the Compensation Committee in March 2016.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated January 31, 2017, regarding the Company’s financial results for the quarter ended December 31, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2017	MicroStrategy Incorporated (Registrant)

	By:	/s/ Phong Le
	Name:	Phong Le
	Title:	Senior Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 31, 2017, regarding the Company’s financial results for the quarter ended December 31, 2016